UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Compass Minerals International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 West 109th Street

Suite 100

Overland Park, KS 66210

(Address of principal executive offices)

(913) 344-9200

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2024, Compass Minerals International, Inc. (the “Company”) entered into an amendment no. 1 (the “Amendment”) to the credit agreement dated as of April 20, 2016 (as amended and restated as of November 26, 2019 and as further amended and restated as of May 5, 2023, the “Credit Agreement”) among the Company, Compass Minerals Canada Corp., Compass Minerals UK Limited, the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.

The Amendment gives effect to certain amendments to the Credit Agreement, including, among other things, (a) extending the Amendment Period (as defined in the Credit Agreement), (b) committing each borrower to certain modifications to those covenants during the Amendment Period (as defined in the Credit Agreement), including (i) not incurring certain debt, (ii) not making or allowing Restricted Subsidiaries (as defined in the Credit Agreement) to make certain payments and (iii) amending the financial covenants levels as well as the leverage level based pricing grid determined by reference to consolidated total leverage ratio to provide greater flexibility across a broader range of operating scenarios and (c) removing the flexibility related to lithium development joint ventures, projects or similar arrangements and any related funding transactions in connection therewith.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as exhibit 10.1 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Amendment.

Item 7.01	Regulation FD Disclosure.

On March 27, 2024, the Company issued a press release announcing the completion of the Amendment. A copy of this press release is being furnished as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1, dated March 27, 2024, to the Credit Agreement dated as of April 20, 2016 as amended and restated as of November 26, 2019 and as further amended and restated as of May 5, 2023, among Compass Mineral International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.
99.1	Press Release, dated March 27, 2024
104	Cover Page Interactive Date File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: March 27, 2024	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer